UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 07, 2014

FUTUREWORLD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	3637 4th Street North, 330 Saint Petersburg, Florida	33704
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 474-1816

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers.

On October 06, 2014, the Company’s Board of Directors appointed Mr. Charles J O'Donnell, CPA, as the Company’s Corporate Controller, to act as principal financial officer and principal accounting officer of the Company.

Mr. O'Donnell is a senior financial executive with diversified experience combining the experience of public accounting, manufacturing and professional service organizations. Extensive hands-on experience in all areas of controllership, treasury, tax, system implementations, SEC reporting, FASB and GAAP accounting, Internal accounting controls, banking, initial public offerings (IPO’S) and international business activities. Charles has held various positions with public and non- public companies.

His public accounting experience includes several years with Price Waterhouse and other major firms.

There are no family relationships between Mr. O'Donnell and any director or executive officer of the Company or its subsidiaries.

Item 8.01. Other Events.

On October 06, 2014, the Company has formed a 100% owned subsidiary: Futureland Properties, LLC. in the state of Colorado. Futureland’s primary purpose is to purchase properties for lease back or lease to Hemp farmers and medical cannabis growers. Futureland Properties is currently looking to purchase a 240 acres of agricultural land in the southern Colorado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Corp

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated: October 07, 2014